Exhibit 99.2

design develop deliver advanced technology Q2 2017 Earnings Presentation July 19, 2017 design develop deliver advanced technology 2 Forward - Looking Statements This document contains forward - looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the negatives thereof, often identify forward - looking statements, which are not limited to historical facts. F orward - looking statements include, among other things: guidance for the third quarter of 2017 relating to sales; statements , express or implied, concerning future operating results or margins, the ability to generate sales and income or cash flow; and Benchmark’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations , markets and the business environment generally. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Readers are advised to consult further disclosures on related subjects, particularly in Item 1A, “Risk Factors”, of the Company’s annual report on Form 10 - K for the year ended December 31, 2016, in its other filings with the Securities and Exchange Commission and in its press releases. Non - GAAP Financial Information This document includes certain financial measures, such as operating margin, that exclude items and therefore are not in accordance with generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“non - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures of net income and earnings per share that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as net cash provided by operations (GAAP) less capital expenditures.

design develop deliver advanced technology 3 CEO Update

design develop deliver advanced technology 4 Second Quarter 2017 Summary Revenue and non - GAAP operating margins exceeded the high end of guidance ▪ Revenues up 6%, second consecutive quarter of year - over - year growth ▪ Gross margins at 9.4%, a 3 0 bps year - over - year improvement ▪ Non - GAAP operating margins at 4.1% and EPS at $0.38 Exceeded working capital expectations ▪ Achieved cash conversion cycle of 65 days  Quarter - over - quarter improvement of 2 days  Year - over - year improvement of 18 days ▪ On track to remain below target of 70 days exiting 2017 Positive cash flow and improving ROIC ▪ Operating cash flow of $15 million in the quarter and $93 million year - to - date ▪ ROIC of 9.5%, up 50 bps quarter - over - quarter design develop deliver advanced technology 5 2017 New Business Wins by Segment ▪ 25 manufacturing and 14 engineering project awards ▪ Estimated annual revenue run rate between $129 – 155 million ▪ Continued new business wins in target markets Estimated Annual Revenue from New Business Wins New Business Wins Q2 New Business Wins Highlights : $120 $125 $125 $118 $123 $128 $134 $142 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $ (USD M)

design develop deliver advanced technology 6 2017 Transition Year: Update on Priorities Optimization of our n etwork for elevated e xecution ▪ C orporate headquarters relocation to Arizona substantially completed in Q3 ▪ New EVP of Operations, Mike Buseman , begins in August ▪ Continued focus on network optimization and asset velocity Implementation of market - sector sales organization ▪ Sales organization build - out nearly complete ▪ Increasing number of new customer acquisitions aligned to target markets ▪ Engineering solutions driving higher - value engagements Expansion of engineering solutions and capabilities ▪ Initial staffing of the new Arizona RF and IoT design centers ▪ Expanding our offerings to provide higher - value propositions to current and potential customers design develop deliver advanced technology 7 Current Progress Milestones $29* * Waypoint represent LTM target design develop deliver advanced technology 8 Q2 2017 Financial Highlights design develop deliver advanced technology 9 (In millions, except EPS) Jun 30 , 2017 Mar 31 , 2017 Q/Q Jun 30 , 2016 Y/Y Net Sales $617 $567 9% $579 6% Non - GAAP Operating Margin 4.1% 3.8% 30 bps 4.2% (10 bps) Non - GAAP Diluted EPS $0.38 $0.34 12% $0.35 9% GAAP Operating Margin 3.6% 2.2% 140 bps 3.1% 50 bps GAAP Diluted EPS $0.34 $0.19 79% $0.26 31% ROIC 9.5% 9.0% 50 bps 9.1% 40 bps For the Three Months Ended Our Guidance for the Second Quarter : ▪ Revenue (in millions) $565 – $585 ▪ Diluted EPS – non - GAAP $0.31 – $0.35 Second Quarter 2017 Financial Summary See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results design develop deliver advanced technology 10 Higher - Value Markets Jun 30 , 2017 Mar 31 , 2017 Q/Q Industrials 20% $124 21% $118 5% Aerospace & Defense 16% $100 18% $104 (4%) Medical 14% $86 15% $86 -- Test & Instrument. 15% $89 14% $77 16% Total Revenue $399 $385 4% Traditional Markets Jun 30 , 2017 Mar 31 , 2017 Q/Q Computing 23% $142 18% $101 40% Telecommunication s 12% $76 14% $81 (6%) Total Revenue $218 $182 20% Revenue by Market Sector For the Three Months Ended Industrials, Test & Instrumentation, and Computing u p in Q2 - 17 (1) (1) (1) In millions (1) (1) Jun 30 , 2016 Y/Y 25% $144 (14%) 15% $86 16% 16% $92 (6%) 10% $60 47% $382 4% Jun 30 , 2016 Y/Y 19% $110 29% 15% $87 (12%) $197 11% (1) (1)

design develop deliver advanced technology 11 24.3 24.7 29.1 21.5 25.5 4.2% 4.3% 4.8% 3.8% 4.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 579 574 608 567 617 9.1% 9.2% 9.5% 9.3% 9.4% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 9.1% 8.6% 8.4% 9.0% 9.5% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 968 974 986 938 906 Revenue & Gross Margin ($ M ) Key Business Trends Return on Invested Capital (LTM) ROIC = [(Non - GAAP income from operations plus stock compensation )*( 1 - Tax Rate )] ÷ [ Average Invested Capital less Average Cash for last 5 quarters] Non - GAAP Operating Margin ($M) 28.5 28.1 28.4 31.0 32.3 4.9% 4.9% 4.7% 5.5% 5.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 SG&A ($M) (1) Excludes the impact of customer insolvency. (1) (1) (1) (1) (1) (1) (1) (1) 8 8 84 82 84 86 design develop deliver advanced technology 12 (In millions) Jun 30 , 2017 Mar 31 , 2017 Jun 30, 2016 Cash Flow from Operations $15 $78 $81 FCF ($4) $70 $73 Cash $749 $752 $573 International $657 $659 $535 US $92 $93 $38 Inventory $416 $404 $375 Accounts Receivable $392 $381 $422 Accounts Payable $343 $344 $273 Cash Flow / Working Capital Highlights For the Three Months Ended (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex 1 Generated $15 million of Cash from Operations in Q2 2017 design develop deliver advanced technology 13 Working Capital Update Improved cash conversion cycle by 2 days 99 83 80 74 67 65 0 20 40 60 80 100 120 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Accounts Receivable Days Accounts Payable Days Inventory Days Deposits Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Accounts Receivable Days 68 66 65 65 61 57 Accounts Payable Days 39 47 53 53 60 55 Inventory Days 70 64 68 62 70 67 Deposits - - - - 4 4 Cash Conversion Cycle 99 83 80 74 67 65

design develop deliver advanced technology 14 Guidance Net Sales (in millions) $575 – $595 Operating Margin – non - GAAP* 3.7% – 4.0% Diluted EPS – non - GAAP* $0.32 – $0.36 * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges Third Quarter 2017 Guidance

Modeling Information

Higher-Value Markets	Q3-17 Outlook (%)
Industrials	Up Low-Singles
Aerospace & Defense	Up Mid-Singles
Medical	Up ~10%
Test & Instrumentation	Down ~10%

Traditional Markets	Q3-17 Outlook (%)
Computing	Down >20%
Telecommunications	Down >10%

	Q3-17 Guidance
Interest Expense (in millions)	$2.3
Effective Tax Rate	19% - 20%
Weighted Average Shares (m)	50.5

Expected sequential growth in Higher-Value markets

Benchmark electronics design develop deliver **advanced technology** 15 design develop deliver advanced technology 16 Appendix

design develop deliver advanced technology 17 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Jun 30, Mar 31, Jun 30, 2017 2017 2016 2017 2016 22,227$ 12,417$ 17,740$ 34,644$ 34,008$ 1,544 1,511 3,602 3,055 6,391 (710) 5,120 - 4,410 - 2,481 2,481 2,972 4,962 5,775 25,542$ 21,529$ 24,314$ 47,071$ 46,174$ 17,176$ 9,687$ 12,685$ 26,863$ 23,737$ 1,544 1,511 3,602 3,055 6,391 (710) 5,120 - 4,410 - 2,481 2,481 2,972 4,962 5,775 (1,265) (1,580) (2,087) (2,845) (3,729) 19,226$ 17,219$ 17,172$ 36,445$ 32,174$ Basic 0.35$ 0.20$ 0.26$ 0.54$ 0.48$ Diluted 0.34$ 0.19$ 0.26$ 0.54$ 0.47$ Basic 0.39$ 0.35$ 0.35$ 0.73$ 0.65$ Diluted 0.38$ 0.34$ 0.35$ 0.73$ 0.64$ (1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates. Income from operations (GAAP) Net income (GAAP) Six Months EndedThree Months Ended June 30, Restructuring charges and other costs Amortization of intangible assets Customer insolvency (recovery) Non-GAAP income from operations Non-GAAP net income Earnings per share: (GAAP) Earnings per share: (Non-GAAP) Restructuring charges and other costs Income tax adjustments (1) Amortization of intangible assets Customer insolvency (recovery)

design develop deliver advanced technology 18 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Jun 30, 2017 June 30, 2016 GAAP gross profit 58,587 $ 52,854 $ Customer i nsolvency ( r ecovery) (710) - Non - GAAP gross profit 57,877 $ 52,854 $ Three Months Ended